Long-term Debt (Details) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Long-term Debt.
Term Loan	$ 248,529	$ 251,098
Less: Current portion	(2,568)	(2,568)
Unamortized Premium and Deferred Finance Costs Balance, net	(4,524)	(6,276)
Long-term debt, net	$ 241,437	$ 242,254